EXCHANGE AGREEMENT dated as of August __, 2004, by and among Media and Entertainment.com, Inc., a Nevada corporation (the “Company”), Winston Johnson and
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(Type in Name)

a creditor of Winsonic Holdings, Ltd. (“Winsonic”), a California corporation, (hereinafter referred to as a “Holder”) as indicated on the signature page hereto.

In consideration of the covenants and agreements set forth herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

EXCHANGE; DELIVERY OF CONSIDERATION

Section 1.1    Exchange of the Winsonic Obligation for Media Stock. In consideration of the assumption of liabilities of Winsonic to the Holder, as set forth on the signature page hereof (the “Assumed Liability”) by Winston Johnson, the sole shareholder of Winsonic, in exchange for that number of shares of the Company’s Common Stock (the “Escrowed Shares”) set forth below the name of such Holder on the signature page hereof at an exchange price of $1.00 per share, the Holder hereby irrevocably assigns, conveys, transfers and delivers to Winston Johnson, effective at the Time of Exchange (as hereinafter defined), the Assumed Liability set forth below the name of such Holder on the signature page hereof. The Escrowed Shares will be held in escrow pursuant to “Assumption of Liabilities and Escrow Agreement” by and among the Company, Winston Johnson, Winsonic and the Escrow Agent, a copy of which is attached hereto as Exhibit A.

Section 1.2    Delivery of Consideration. The delivery of the Escrowed Shares (the “Exchange Consideration”) in the exchange for the Assumed Liabilities (the “Exchange”) will take place simultaneously with the closing of the Company’s proposed Agreement and Plan of Reorganization by and among the Company, Winsonic and Winston Johnson (the “Merger”) at a closing (the “Closing”) at the offices of the Company’s counsel, Robinson & Cole LLP, 885 Third Avenue New York, New York 10022. The date and time at which the Closing is to be concluded is referred to as the “Time of Exchange.” The Holder’s Escrowed Shares will be delivered to the Company simultaneously with the execution of this Agreement.

Delivery of the Escrowed Shares to be issued to the Holder shall be made by the Company immediately following the Closing by delivery to the Holder of certificates for the total number of Escrowed Shares to be issued to the Holder hereunder registered in the name of the Holder or such other Person as the Holder may have designated.

Section 1.3    Termination. This Agreement shall terminate and be of no further force and effect if the Closing does not occur within 90 days of the execution of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE HOLDER

(a)    The Holder is the owner of the Assumed Liabilities set forth below the name of the Holder on the signature page hereof, and has, and is hereby releasing the Company, from all obligations of Winsonic to pay the Assumed Liability. No consent or approval of any person is required in order to enable the Holder to execute, deliver and perform this Agreement.

(b)    This Agreement is a binding obligation of the Holder, enforceable in accordance with its terms and will not conflict with or give rise to any default under any other agreement or obligation of the Holder or under which any of such Holder’s properties or assets are bound.

(c)    The Holder represents and warrants (as to himself only) to the Company that (i) the Holder is an officer or director of the Company or otherwise an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933 (the “Act”) and/or (ii) by reason of the Holder’s business and financial experience, and the business and financial experience of those persons retained by the Holder to advise the Holder with respect to the Holder’s investment in the Company, the Holder, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and is able to afford a complete loss of such investment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1    ORGANIZATION AND GOOD STANDING

(a)    The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to own its properties and to carry on its business as it is now being conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business done or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. True, correct and complete copies of the certificate of incorporation and by-laws of the Company and all amendments thereto have been delivered to the Holder.

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Section 3.2    AUTHORITY; NO CONFLICT

(a)    The Company has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the Exchange and the other transactions contemplated hereby and to perform its obligations under this Agreement.

(b)    Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time or both):

(i)    contravene, conflict with or result in a violation or breach of (A) any provision of the organizational documents of the Company, (B) any resolution adopted by the Board of Directors, or any committee thereof, or the stockholders of the Company, or (C) any legal requirement or any governmental order to which the Company or any of the properties or assets owned or used by the Company may be subject.

(ii)    result in a violation or breach of or constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit or require the consent or approval of or any notice to or filing with any third party under any contract to which the Company is a party or to which it or its properties or assets may be bound, or require the consent or approval of or any notice to or filing with any governmental authority to which the Company or its properties or assets may be subject.

Section 3.3    CAPITALIZATION

The authorized equity securities of the Company consist solely of 50,000,000 shares of common stock, par value $0.001 per share, of which 33,784,622 shares were issued and outstanding on the date hereof, and 5,000,000 shares of convertible preferred stock, par value $0.001 per share, of which 1,550 shares, convertible into 258,334 shares of common stock, were issued and outstanding on the date hereof. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the Company’s filings with the Securities and Exchange Commission (available via Internet at http://www.sec.gov/cgi-bin/browse-edgar?CIK=0001120411&action=getcompany), there are no voting trusts or other agreements or understandings to which the Company is a party with respect to the transfer, voting, issuance, purchase, redemption, repurchase or registration of the capital stock of the Company. The Company does not own or have any contract to acquire, any equity securities or other securities of any Person or any, direct or indirect, equity or ownership interest in any other business. No Person has any pre-emptive rights with respect to any security of the Company.

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 ARTICLE IV

 MISCELLANEOUS

Section 4.1    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together shall constitute but one and the same Agreement.

Section 4.2    Binding Effect; Assignment. This Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company, Winsonic, Winston Johnson and the Holder, and their successors and assigns.

Section 4.3    Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflicts of law.

Section 4.4    Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 4.5    Headings. The Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

Section 4.6    Merger. This Agreement merges all prior written or oral communications relating to the matters contemplated hereby.

Section 4.7    Legend and Transfer. (a) The following legend (or a substantially similar legend) will be placed on the Escrowed Shares:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) . THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.”

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(b) The Holder by acceptance hereof agrees, prior to any transfer of any Escrowed Shares, to give written notice to the Company of the Holder’s intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied by the written opinion, addressed to the Company, of counsel for the Holder of such Escrowed Shares, as to whether in the opinion of such counsel (which counsel shall be reasonably satisfactory to counsel to the Company) such proposed transfer involves a transaction requiring registration of such Escrowed Shares under the Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

MEDIA AND ENTERTAINMENT.COM, INC.

By:
Jon Jannotta, Vice President

WINSONIC HOLDINGS, LTD.

By:
Winston Johnson

Winston Johnson, Individually

Holder [Type Name]

[Signature]

Number of Escrowed Shares of Media and Entertainment.com, Inc.:
$1.00 per share

Amount of Assumed Liabilities:	$

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